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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment No. 89 to the Registration Statement (Form N-1A, No. 33-44964) of The Kensington Funds.



                                         /s/ ERNST & YOUNG LLP



Columbus, Ohio
June 28, 2002